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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                        Date of Report: July 10, 1998





                  SOURCE ONE MORTGAGE SERVICES CORPORATION
           (Exact name of registrant as specified in its charter)






           Delaware                                             38-2011419
(State or other jurisdiction of           1-2898             (I.R.S. employer
incorporation or organization)     (Commission file No.)    identification no.)


        27555 Farmington Road, Farmington Hills, Michigan 48334-3357 (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (248) 488-7000






                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)  Financial Statements of Business Acquired.  Not applicable.

  (b)  Pro Forma Financial Information.  Not applicable.

  (c)  Exhibits.



Item 601
Regulation S-K
Exhibit Reference
Number                 Exhibit Description

10 Mortgage Warehousing Loan Agreement dated as of April 18, 1998 by and between PNC Bank National Association and Central Pacific Mortgage.






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                                 Signatures

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Source One Mortgage Services Corporation
Date: July 10, 1998                 By:  /s/ MICHAEL C. ALLEMANG
                                         -----------------------
                                             Michael C. Allemang
                            Executive Vice President, Chief Financial Officer and Director



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                                INDEX TO EXHIBITS

EXHIBIT     DESCRIPTION
NO.

 10 Mortgage Warehousing Loan Agreement dated as of April 18, 1998 by and between PNC Bank National Association and Central Pacific Mortgage.








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